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                                                                    Exhibit 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this February 2, 2001, to the registration statement on Form S-4 of our report dated February 2, 2001, on our audits of the consolidated financial statements of FNB Corporation and subsidiaries as of December 31, 2000, 1999, and for the years ended December 31, 2000, 1999, and 1998.



                                        /s/ MCLEOD & COMPANY



Roanoke, Virginia
January 14, 2002